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                                                                 EXHIBIT 99.2

9/98                                                                   Page 1


                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
RECEIVABLES


Beginning of the Month Principal Receivables:            $  2,560,653,543.40
Beginning of the Month Finance Charge Receivables:       $    109,535,727.38
Beginning of the Month Discounted Receivables:           $              0.00
Beginning of the Month Total Receivables:                $  2,670,189,270.78


Removed Principal Receivables:                           $              0.00
Removed Finance Charge Receivables:                      $              0.00
Removed Total Receivables:                               $              0.00


Additional Principal Receivables:                        $    133,568,171.87
Additional Finance Charge Receivables:                   $        922,650.24
Additional Total Receivables:                            $    134,490,822.11


Discounted Receivables Generated this Period:            $              0.00


End of the Month Principal Receivables:                  $  2,606,297,821.32
End of the Month Finance Charge Receivables:             $    108,344,082.86
End of the Month Discounted Receivables:                 $              0.00
End of the Month Total Receivables:                      $  2,714,641,904.18


Special Funding Account Balance                          $              0.00
Aggregate Invested Amount (all Master Trust Series)      $  2,375,000,000.00
End of the Month Transferor Amount                       $    231,297,821.32
End of the Month Transferor Percentage                                  8.87%


DELINQUENCIES AND LOSSES


End of the Month Delinquencies:                               RECEIVABLES


   30-59 Days Delinquent                                 $     56,689,490.22
   60-89 Days Delinquent                                 $     41,838,760.68
   90+ Days Delinquent                                   $     74,697,798.09


   Total 30+ Days Delinquent                             $    173,226,048.99
   Delinquent Percentage                                                6.38%

Defaulted Accounts During the Month                      $     10,544,300.69
Annualized Default Percentage                                           4.94%

Principal Collections                                         338,980,911.74
Principal Payment Rate                                                 13.24%

Total Payment Rate                                                     14.43%
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9/98                                                                   Page 2

INVESTED AMOUNTS


   Class A Initial Invested Amount                       $    368,000,000.00
   Class B Initial Invested Amount                       $     32,000,000.00

INITIAL INVESTED AMOUNT                                  $    400,000,000.00

   Class A Invested Amount                               $    368,000,000.00
   Class B Invested Amount                               $     32,000,000.00

INVESTED AMOUNT                                          $    400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         15.58%
PRINCIPAL ALLOCATION PERCENTAGE                                        15.58%


MONTHLY SERVICING FEE                                    $        666,666.66

INVESTOR DEFAULT AMOUNT                                  $      1,642,802.05


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            92.00%

   Class A Finance Charge Collections                    $      7,103,415.36
   Other Amounts                                         $              0.00

TOTAL CLASS A AVAILABLE FUNDS                            $      7,103,415.36


   Class A Monthly Interest                              $      1,850,987.66
   Class A Servicing Fee                                 $        613,333.33
   Class A Investor Default Amount                       $      1,511,377.89

TOTAL CLASS A EXCESS SPREAD                              $      3,127,716.48


REQUIRED AMOUNT                                          $              0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                             8.00%

   Class B Finance Charge Collections                    $        617,688.30
   Other Amounts                                         $              0.00

TOTAL CLASS B AVAILABLE FUNDS                            $        617,688.30


   Class B Monthly Interest                              $        164,084.34
   Class B Servicing Fee                                 $         53,333.33

TOTAL CLASS B EXCESS SPREAD                              $        400,270.63
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9/98                                                                   Page 3

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                      $      3,527,987.11


   Excess Spread Applied to Required Amount              $              0.00

   Excess Spread Applied to Class A Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Class B Items                $        131,424.16

   Excess Spread Applied to Class B Investor             $              0.00
   Charge Offs

   Excess Spread Applied to Monthly Cash                 $         27,022.22
   Collateral Fee

   Excess Spread Applied to Cash Collateral              $              0.00
   Account

   Excess Spread Applied to other amounts owed           $              0.00
   Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                              $      3,369,540.73


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                        $     19,305,664.73


SERIES 1995-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO           $              0.00
SERIES 1995-A

   Excess Finance Charge Collections Applied to          $              0.00
   Required Amount

   Excess Finance Charge Collections Applied to          $              0.00
   Class A Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Items

   Excess Finance Charge Collections Applied to          $              0.00
   Class B Investor Charge Offs

   Excess Finance Charge Collections Applied to          $              0.00
   Monthly Cash Collateral Fee

   Excess Finance Charge Collections Applied to          $              0.00
   Cash Collateral Account
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9/98                                                                   Page 4

   Excess Finance Charge Collections Applied to          $              0.00
   other amounts owed Cash Collateral Depositor

YIELD AND BASE RATE --


   Base Rate (Current Month)                                            7.67%
   Base Rate (Prior Month)                                              7.85%
   Base Rate (Two Months Ago)                                           7.90%

THREE MONTH AVERAGE BASE RATE                                           7.81%

   Portfolio Yield (Current Month)                                     18.23%
   Portfolio Yield (Prior Month)                                       12.33%
   Portfolio Yield (Two Months Ago)                                    12.75%

THREE MONTH AVERAGE PORTFOLIO YIELD                                    14.44%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                           92.00%

   Class A Principal Collections                         $     48,544,252.85

CLASS B PRINCIPAL PERCENTAGE                                            8.00%

   Class B Principal Collections                         $      4,221,239.37

TOTAL PRINCIPAL COLLECTIONS                              $     52,765,492.22


REALLOCATED PRINCIPAL COLLECTIONS                        $              0.00


SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER        $              0.00
SERIES


CLASS A AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00


CLASS B AMORTIZATION --

   Controlled Amortization Amount                        $              0.00
   Deficit Controlled Amortization Amount                $              0.00

CONTROLLED DISTRIBUTION AMOUNT                           $              0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL      $     52,765,492.22
SHARING
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9/98                                                                   Page 5

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                             $              0.00

CLASS B INVESTOR CHARGE OFFS                             $              0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                  $              0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                  $              0.00


CASH COLLATERAL ACCOUNT --


   Required Cash Collateral Amount                       $     52,000,000.00
   Available Cash Collateral Amount                      $     52,000,000.00


INTEREST RATE CAP PAYMENTS --


   Class A Interest Rate Cap Paymets                     $              0.00
   Class B Interest Rate Cap Paymets                     $              0.00

TOTAL DRAW AMOUNT                                        $              0.00
CASH COLLATERAL ACCOUNT SURPLUS                          $              0.00


                                                First USA Bank, NA
                                                as Servicer


                                                By:  /s/ TRACIE KLEIN
                                                   ----------------------------
                                                        Tracie H. Klein
                                                         Vice President